SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             December 22, 1999

                               INAMED CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                        59-0929629
(State of Incorporation or Organization)       (IRS Employer Identification No.)

                                    001-09741
                            (Commission File Number)


5540 Ekwill Street - Suite D, Santa Barbara California                93111-2919
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On December 22, 1999, the Board of Directors of Inamed Corporation (the "Company") authorized the amendment of its Amended and Restated Rights Agreement, dated as of November 16, 1999, resulting in Amendment No. 1 to Amended and Restated Rights Agreement, between the Company, Appaloosa Management L.P. and U.S. Stock Transfer Corporation, as Rights Agent ("Rights Agent").

          The Board of Directors approved an amendment to the rights plan (i) to reduce the threshold level of beneficial ownership of the Company's common stock which triggers the exercisability of the preferred share purchase rights from 15% to 10%, other than for stockholders permitted to report ownership of common stock of the Company on Schedule 13G of the Securities Exchange Act of 1934,
(ii) to include in the definition of "Associate" of a corporation or organization a person who beneficially owns 35% or more of any class of equity securities of a corporation or organization and who is also a director of such corporation or organization, and (iii) to eliminate a "grandfather clause" from the definition of "Acquiring Person" that exempted anyone who was an officer or director of the Company at the time of the adoption of the rights agreement.

          This summary description of Amendment No. 1 to Amended and Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Amended and Restated Rights Agreement the form of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

Exhibit        Description

4.1 Form of Amendment No. 1 to Amended and Restated Rights Agreement, dated as of December 22, 1999, by and between Inamed Corporation, Appaloosa Management L.P. and U.S. Stock Transfer Corporation, as Rights Agent.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INAMED CORPORATION



                                        By:  /s/ David E. Bamberger
                                             -----------------------------------
                                             Name:   David E. Bamberger
                                             Title:  Sr. Vice President


Date:  December 30, 1999

                                  EXHIBIT INDEX


Exhibit 4.1 Form of Amendment No. 1 to Amended and Restated Rights Agreement, dated as of December 22, 1999, by and between Inamed Corporation, Appaloosa Management L.P. and U.S. Stock Transfer Corporation, as Rights Agent.